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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2004

                       Citigroup Mortgage Loan Trust Inc.
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             (Exact name of registrant as specified in its charter)
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
               Delaware                               333-117349                            01-0791848
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
    (State or Other Jurisdiction of                  (Commission                 (I.R.S. Employer Identification
            Incorporation) File Number) Number)

         330 Greenwich Street
          New York, New York                            10013
     (Address of Principal Office)                    (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)



[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))



[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                     Item 601(a) of Regulation
      Exhibit No.         S-K, Exhibit No.        Description
      -----------         ----------------        -----------
           1               5.1, 8.1, 23.1         Opinion and Consent of Thacher
                                                  Proffitt & Wood LLP



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 29, 2004


                                      CITIGROUP MORTGAGE LOAN TRUST INC.


                                      By: /s/ Matthew Bollo
                                          ------------------------------
                                      Name:   Matthew Bollo
                                      Title:  Assistant Vice President


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                                  EXHIBIT INDEX


                     Item 601(a) of Regulation
      Exhibit No.         S-K, Exhibit No.        Description
      -----------         ----------------        -----------
           1               5.1, 8.1, 23.1         Opinion and Consent of Thacher
                                                  Proffitt & Wood LLP